COLONIAL
                                 NORTH CAROLINA
                                 TAX-EXEMPT FUND



                             [PHOTO OF GOLF COURSE]



                               SEMIANNUAL REPORT
                                 JULY 31, 1997

                    --------------------------------------
                      NOT FDIC-       MAY LOSE VALUE
                      INSURED         NO BANK GUARANTEE
                    --------------------------------------

               COLONIAL NORTH CAROLINA TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1997 - JULY 31, 1997

Investment Objective: Colonial North Carolina Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

The Fund is Designed to Offer:
(check mark) High monthly double tax-free income
(check mark) Long-term appreciation
(check mark) Emphasis on quality

Portfolio Manager Commentary: "As the investment environment for bonds improved over the period, the Fund's strategic shift towards more interest rate sensitive bonds yielded positive results. Combined with North Carolina's strong, well-managed economy and the portfolio's continued emphasis on high quality revenue bonds, the Fund is positioned to enjoy good performance in the
months ahead."                                                  - Peter Andersen


              Colonial North Carolina Tax-Exempt Fund Performance


                                                       Class A           Class B

Inception date                                         9/1/93            9/1/93
--------------------------------------------------------------------------------
Distributions declared per share(1)                    $0.186            $0.159
--------------------------------------------------------------------------------
SEC yields on 7/31/97(2)                                4.62%             4.09%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields(3)                        8.29%             7.34%
--------------------------------------------------------------------------------
Six-month total returns, assuming reinvestment          5.80%             5.41%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 7/31/97                   $7.34             $7.34


(1)A portion of the Fund's income may be subject to the alternative minimum tax.

(2)The 30-day SEC yields on July 31, 1997, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Advisor had not waived or borne certain Fund expenses, SEC yields would have been 3.98% for Class A shares and 3.43% for Class B shares.

(3)Taxable-equivalent SEC yields are based on the maximum effective 44.3% federal and North Carolina income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

Quality Breakdown
(as of 7/31/97)

AAA  . . . . . . . . . . . . . . . . . . . . . . . . 44.3%
AA . . . . . . . . . . . . . . . . . . . . . . . . . 26.2%
A  . . . . . . . . . . . . . . . . . . . . . . . . . 27.4%
Non-rated  . . . . . . . . . . . . . . . . . . . . .  1.8%
Cash & Equivalents . . . . . . . . . . . . . . . . .  0.3%


Top Five Sectors
(as of 7/31/97)

Local Appropriated . . . . . . . . . . . . . . . . . 18.7%
Refunded . . . . . . . . . . . . . . . . . . . . . . 17.3%
General Obligations  . . . . . . . . . . . . . . . . 16.5%
Housing  . . . . . . . . . . . . . . . . . . . . . . 13.0%
Hospitals  . . . . . . . . . . . . . . . . . . . . . 11.5%



Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector classifications are based on total net assets.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[photo of Harold W. Cogger]

I am pleased to present the semiannual report for Colonial North Carolina Tax-Exempt Fund. This report reflects on the investment environment for the six months ended July 31, 1997.

The national economy continued to grow during the past six months. A firm job market buoyed consumer confidence, resulting in strong retail, auto and housing sales during the first quarter of 1997. The Federal Reserve Board raised short-term interest rates in March for the first time in two years in response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Bond prices recovered during the second half of the period as consumer spending declined, dampening investors' fears of potential inflation. At the same time, industrial production, corporate capital spending and consumer income levels continued to expand while inflation remained very low. This indicates that while economic growth has slowed down, the economy is still on track to post gains for 1997 and carry the current economic expansion into its eighth year.

Municipal bonds prices continued to outperform Treasury prices. A low supply of new municipal issues combined with strong demand helped support these tax-exempt bond prices. Municipal bond prices also received a boost as the final balanced budget agreement emerged from Congress. However, the investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds continued to be historically low. This, combined with tight supply, created higher prices and lower yields for many new investments.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed-income portfolio. Colonial North Carolina Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return as well as an opportunity to participate in North Carolina's economic expansion.

As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
September 11, 1997



Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                          PORTFOLIO MANAGEMENT REPORT

As of August 27, 1997, Peter Andersen resigned from Colonial Management Associates, Inc. Brian Hartford, vice president of the Advisor, now manages the Fund. Mr. Hartford has managed various other municipal bond funds for Colonial since 1993 and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

Investment environment reflects changing economic conditions

A series of economic reports near the beginning of the period suggested a stronger pace of economic growth than had been expected. The economy's healthy rate of growth during the first quarter of 1997 sparked fears of potential inflation, a negative for bonds. As a result, bond prices declined. The Federal Reserve Board raised short-term interest rates in March and bond prices declined further. By April, bond prices began to recover as decreased consumer spending on autos, homes and retail goods restrained the pace of economic growth.

Bond prices increased at the end of July as the final budget accord emerged. This agreement by Congress to balance the budget indicates that the nation's budget deficit should decline and the Government would need to borrow less money. This should have a positive impact on long-term interest rates and, therefore, on bond prices.

Fund increases its sensitivity to interest rates

The Fund's investment strategy reflected the changes in the economic environment. The portfolio was structured defensively at the beginning of the period with a relatively low sensitivity to changes in interest rates. Significant holdings of bonds with shorter maturities and bonds with higher coupons helped to reduce price declines when interest rates rose during the first half of the period, helping to stabilize the Fund's asset value.

During April and May, economic reports suggested a slow down in economic growth with continued low inflation, creating a positive environment for fixed-income investments. We increased the Fund's average maturity by selling shorter maturity and higher coupon bonds and purchasing noncallable and longer maturity bonds. These bonds are more sensitive to interest rate changes and generated larger price gains during the last three months of the period.

These strategies had a positive impact on performance. The Fund's Class A shares posted a total return of 5.80% for the period based on the net asset value.

Positive expectations for North Carolina's economy continued

The State's economy continued to expand rapidly. Employment growth exceeded the national average while unemployment continued well below the national average. North Carolina's relatively low cost of doing business and a high quality of life has attracted many service industries, as well as research and development firms. For example, Charlotte has become a major banking center and the Research Triangle has benefited from numerous high tech business relocation. The Research Triangle Park (the "Park") is a nationally recognized center for research and light manufacturing located adjacent to the city. Rapid population growth has been fueled by both economic growth and the State's attractiveness as a retirement destination. Increased infrastructure needs generated by this growth may increase North Carolina's debt level as State and local governments borrow to finance municipal projects. However, we anticipate that improved demographics and continued population growth will be adequate to support additional borrowing.

Increasing your total return

With the strong economy producing the lowest inflation and unemployment in a generation, interest rates have been going down over the last few months. If this trend continues, its effect will be reflected in smaller dividend checks. With inflation under control, current dividends continue to outpace the inflation rate, and remain a reliable source of tax-exempt income. The goal of the Fund is to increase shareholders' total return, so while interest rates have gone down, and dividends are likely to follow, the net asset value per share of the Fund has been increasing. We will continue to invest primarily in investment grade municipal bonds that provide the most potential for long-term appreciation.

         Colonial North Carolina Tax-Exempt Fund Investment Performance
                Change in Value of $10,000 from 9/1/93 -- 7/31/97
                     Based on NAV and MOP for Class A Shares
                 and NAV and applicable CDSC for Class B Shares

[mountain chart]
                                 Class A Shares
                                                            (arrow)   LEHMAN
                                                                      $12,652
                                                            (arrow)   NAV
                                                                      $12,121
                                                            (arrow)   MOP
                                                                      $11,545

1/97 A Shares                          NAV               MOP              LEHMAN
-----------------------------          --------          --------         -----
Sep 1, 93                                 10000              9525          10000
Sep 30, 93                             10070.34          9592.001          10114
Oct 31, 93                             10061.42          9583.499          10133
Nov 30, 93                             9957.159          9484.194          10044
Dec 31, 93                             10163.66          9680.884          10256
Jan 31, 94                             10221.97           9736.43          10373
Feb 28, 94                             9899.763          9429.524          10105
Mar 31, 94                             9314.748          8872.298           9693
Apr 30, 94                             9415.313          8968.086           9775
May 31, 94                             9528.947          9076.322           9860
Jun 30, 94                             9477.207           9027.04           9800
Jul 31, 94                             9620.893            9163.9           9979
Aug 31, 94                              9666.96          9207.779          10014
Sep 30, 94                             9502.362              9051           9867
Oct 31, 94                             9253.125          8813.602           9692
Nov 30, 94                             9028.829           8599.96           9516
Dec 31, 94                             9304.988          8863.001           9726
Jan 31, 95                             9653.627           9195.08          10004
Feb 28, 95                             9990.697          9516.139          10295
Mar 31, 95                             10110.88          9630.614          10413
Apr 30, 95                             10129.85           9648.68          10426
May 31, 95                             10396.79           9902.94          10758
Jun 30, 95                             10208.34          9723.447          10664
Jul 31, 95                             10286.51          9797.897          10765
Aug 31, 95                             10377.28          9884.359          10902
Sep 30, 95                             10468.39          9971.146          10971
Oct 31, 95                             10665.03          10158.44          11130
Nov 30, 95                             10892.34          10374.96          11315
Dec 31, 95                             11030.38          10506.43          11424
Jan 31, 96                             11092.84          10565.93          11510
Feb 29, 96                             10972.54          10451.35          11432
Mar 31, 96                             10822.17          10308.12          11286
Apr 30, 96                             10793.79          10281.08          11254
May 31, 96                             10827.06          10312.78          11250
Jun 30, 96                             10924.09           10405.2          11372
Jul 31, 96                             11019.29          10495.88          11475
Aug 31, 96                             11037.16           10512.9          11473
Sep 30, 96                             11196.54           10664.7          11633
Oct 31, 96                             11309.24          10772.05          11765
Nov 30, 96                             11518.03          10970.93          11980
Dec 31, 96                             11439.73          10896.34          11929
Jan 31, 97                             11457.07          10912.86          11952
Feb 28, 97                             11571.46          11021.82          12062
Mar 31, 97                             11427.77          10884.95          11901
Apr 30, 97                             11510.48          10963.74          12001
May 31, 97                             11674.87          11120.31          12181
Jun 30, 97                             11790.64          11230.58          12311
Jul 31, 97                             12121.17          11545.41          12652


                                 Class B Shares
[mountain chart]
                                                            (arrow)   LEHMAN
                                                                      $12,652
                                                            (arrow)   NAV
                                                                      $11,772
                                                            (arrow)   MOP
                                                                      $11,478

1/97 A Shares                          NAV               MOP              LEHMAN
-----------------------------          --------          --------         ------
Sep 1, 93                                 10000             10000          10000
Sep 30, 93                             10064.08          10064.08          10114
Oct 31, 93                             10048.77          10048.77          10133
Nov 30, 93                              9938.39           9938.39          10044
Dec 31, 93                             10138.29          10138.29          10256
Jan 31, 94                              10190.2           10190.2          10373
Feb 28, 94                             9862.589          9862.589          10105
Mar 31, 94                             9273.505          9273.505           9693
Apr 30, 94                             9367.683          9367.683           9775
May 31, 94                             9474.937          9474.937           9860
Jun 30, 94                              9417.56           9417.56           9800
Jul 31, 94                             9554.351          9554.351           9979
Aug 31, 94                             9594.102          9594.102          10014
Sep 30, 94                             9424.658          9424.658           9867
Oct 31, 94                             9171.343          9171.343           9692
Nov 30, 94                             8943.309          8943.309           9516
Dec 31, 94                             9211.324          9211.324           9726
Jan 31, 95                             9550.859          9550.859          10004
Feb 28, 95                             9878.436          9878.436          10295
Mar 31, 95                              9991.14           9991.14          10413
Apr 30, 95                             10003.68          10003.68          10426
May 31, 95                             10261.15          10261.15          10758
Jun 30, 95                             10068.86          10068.86          10664
Jul 31, 95                             10139.62          10139.62          10765
Aug 31, 95                             10222.82          10222.82          10902
Sep 30, 95                             10306.29          10306.29          10971
Oct 31, 95                             10493.55          10493.55          11130
Nov 30, 95                             10710.75          10710.75          11315
Dec 31, 95                             10839.78          10839.78          11424
Jan 31, 96                             10894.47          10894.47          11510
Feb 29, 96                             10769.58          10769.58          11432
Mar 31, 96                             10615.08          10615.08          11286
Apr 30, 96                             10580.52          10580.52          11254
May 31, 96                              10606.4           10606.4          11250
Jun 30, 96                             10694.66          10694.66          11372
Jul 31, 96                             10781.37          10781.37          11475
Aug 31, 96                             10792.11          10792.11          11473
Sep 30, 96                             10941.21          10941.21          11633
Oct 31, 96                             11044.57          11044.57          11765
Nov 30, 96                             11241.57          11241.57          11980
Dec 31, 96                             11158.16          11158.16          11929
Jan 31, 97                             11168.08          11168.08          11952
Feb 28, 97                             11272.67          11272.67          12062
Mar 31, 97                             11125.58          11125.58          11901
Apr 30, 97                             11199.16          11199.16          12001
May 31, 97                             11352.16          11352.16          12181
Jun 30, 97                             11457.79          11457.79          12311
Jul 31, 97                              11771.8           11478.2          12652

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          Average Annual Total Returns
                  As of June 30, 1997 (most recent quarter end)

\-------------------------------------------------------------------------------
                                Class A Shares                    Class B Shares
Inception                              9/1/93                       9/1/93
                               NAV            MOP             NAV         w/CDSC
--------------------------------------------------------------------------------
1 year                         7.94%         2.81%          7.14%          2.14%
--------------------------------------------------------------------------------
Since inception                4.39          3.08           3.62           2.93
--------------------------------------------------------------------------------


Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC (contingent deferred sales charge). Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 3% since inception. If the Advisor had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

As of August 1, 1997, the Fund began offering Class C shares.

                              INVESTMENT PORTFOLIO
                     JULY 31, 1997 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 98.4%                                         PAR       VALUE
--------------------------------------------------------------------------------
EDUCATION - 10.1%
 Education - 7.0%
 East Carolina University,
  Series 1994,
                               6.200%  11/01/15              $  475       $  518
 State Educational Facilities Finance
  Agency, Duke University, Series C,
                               6.750%  10/01/21               1,235        1,362
 State University,
  Raleigh Centennial Campus,
                               5.125%  12/15/16                 500          499
                                                                      ----------
                                                                           2,379
                                                                      ----------
 Student Loans - 3.1%
 State Education Assistance Authority,
  Series 1996-C,
                               6.350%  07/01/16               1,000        1,048
                                                                       ---------
 ................................................................................
HEALTH - 11.5%
 Hospitals
 Charlotte-Mecklenburg Hospital
  Authority, Series 1992,
                               6.250%  01/01/20               1,500        1,588
 New Hanover County,
  New Hanover Regional Medical Center,
  Series 1993,
                               4.750%  10/01/13                 500          483
 State Medical Care Commission,
  St. Joseph's Hospital Project,
  Series 1994,
                               5.100%  10/01/14                 555          555
 University of North Carolina at
  Chapel Hill, University Hospital,
  Series 1996:
                               5.250%  02/15/19                 750          752
                               5.250%  02/15/26                 500          499
                                                                     -----------
                                                                           3,877
                                                                     -----------
 ................................................................................
HOUSING - 13.0%
 Multi-Family - 10.5%
 Eastern Carolina Regional Housing
  Authority, Jacksonville New River
  Apartments, Series 1994,
                               8.250%  09/01/14                 250          259

                       Investment Portfolio/July 31, 1997
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                         PAR        VALUE
--------------------------------------------------------------------------------
HOUSING - CONT.
 Multi-Family - cont.
 State Housing Finance Agency,
  Multi-Family Revenue,
                               6.600%  07/01/17         $     1,340       $1,452
 North Wilkesboro Housing
  Development Corp.,
  Series 1995-A,
                               6.350%  10/01/22               1,745        1,846
                                                                       ---------
                                                                           3,557
                                                                       ---------
 Single Family - 2.5%
 State Housing Finance Agency:
  Series KK,
                               5.500%  03/01/09                 305         320
  Series W,
                               6.450%  09/01/14                 485         517
                                                                       --------
                                                                            837
                                                                       --------
 ...............................................................................
OTHER - 36.0%
 Local Appropriated - 18.7%
 Chapel Hill, Parking Facilities,
  Series 1994,
                               6.450%  12/01/23                 500         539
 Charlotte, Cityfair Parking Facility,
   Series 1994-A,
                               6.125%  06/01/10                 430         463
 Charlotte-Mecklenberg Law Project,
   Series 1993-B,
                               5.375%  06/01/13                 700         711
 Cumberland County,
  Civic Center Project,
   Series 1995-A,
                               6.400%  12/(a)24               2,000       2,197
 Durham County,
  Hospital & Office Facilities,
  Series 1994,
                               6.000%  05/01/14               1,000       1,063
 Harnett County,
   Harnett County Projects,
   Series 1994,
                               6.400%  12/01/14                 250         275
 Randolph County,
   Randolph County Project,
   Series 1995,
                               5.300%  06/01/15                 500         504

              Investment Portfolio/July 31, 1997
-------------------------------------------------------------------------------
 Rowan County,
   Justice Center Project,
   Series 1992,
                               6.250%  12/01/07              $  500      $  556
                                                                     ----------
                                                                          6,308
                                                                     ----------
 Refunded/Escrow/Special Obligations (b) - 17.3%
 Eastern Municipal Power Agency,
  Series 1991-A,
                               6.500%  01/01/18               1,500       1,770
 Lincoln County,
  Lincoln County Hospital,
                               9.000%  05/01/07                 270         326
  State Medical Care Commission,
   Mercy Hospital,
   Series 1992,
                               6.500%  08/01/15               2,000       2,195
  State Municipal Power Agency,
   Catawba No. 1, Series 1990,
                               5.500%  01/01/13               1,000       1,065
  Wake County,
   Series 1993,
                               5.125%  10/01/13                 500         504
                                                                       --------
                                                                          5,860
                                                                       --------
 ...............................................................................
OTHER REVENUE - 0.6%
 State Appropriated
 PR Commonwealth of Puerto Rico
  Public Buildings Authority, Series 1993-M,
  stepped coupon, (5.700% 07/01/98)
                               3.750%  07/(c)16                 200         201
                                                                       --------
 ...............................................................................
TAX-BACKED - 13.8%
 Sales & Excise Tax - 0.8%
 PR Commonwealth of Puerto Rico
  Highway & Transportation Authority,
  Series W,
                               5.500%  07/01/09                 240         257
                                                                       --------
 State General Obligations - 13.0%
 PR Commonwealth of Puerto Rico
   Aqueduct & Sewer Authority,
   Series 1995,
                               6.250%  07/01/12               1,000      1,131

                       Investment Portfolio/July 31, 1997
 -------------------------------------------------------------------------------
 MUNICIPAL BONDS - CONT.                                         PAR       VALUE
 -------------------------------------------------------------------------------
 TAX-BACKED - CONT.
  State General Obligations - cont.
  PR Commonwealth of Puerto Rico:
    Series 1994:
                                6.400%  07/01/11             $   500      $  544
                                6.500%  07/01/23                 500         547
    Series 1996,
                                6.500%  07/01/14               1,000       1,159
   State,
    Series 1994-A,
                                4.750%  02/01/13               1,000         995
                                                                        --------
                                                                           4,376
                                                                        --------
 ...............................................................................
 UTILITY - 13.4%
  Investor Owned - 3.2%
  Wake County Industrial Facilities &
   Pollution Control Financing Authority,
   Carolina Power & Light Co., Series 1983,
                                6.900%  04/01/09               1,010       1,089
                                                                        --------
  Joint Power Authority - 0.9%
  Eastern Municipal Power Agency,
   Series 1996-A,
                                5.700%  01/01/16                 300         312
                                                                        --------
  Local General Obligations - 3.5%
  Charlotte,
   Series 1994,
                                5.800%  02/01/15               1,000       1,061
  Mount Holly,
   Series 1993,
                                4.900%  03/01/12                 120         120
                                                                        --------
                                                                           1,181
                                                                        --------
  Water & Sewer - 5.8%
  Asheville,
   Series 1996,
                                5.625%  08/01/16                 500         517
  Fayetteville Public Works Commission,
   Series 1993,
                                4.750%  03/(a)14               1,500       1,432
                                                                        --------
                                                                           1,949
                                                                        --------
 TOTAL INVESTMENTS - (cost of $31,485) (d)                                33,231
                                                                        --------

               Investment Portfolio/July 31, 1997
 -------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS - 0.3%
 -------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (e)
  Craven County Industrial Facilities &
   Pollution Control Financing Authority,
   John Hancock Resource Recovery, Inc., Series C,
                                3.800%  05/01/11              $  100        $100
                                                                        --------
 OTHER ASSETS & LIABILITIES, NET - 1.3%                                      437
 -------------------------------------------------------------------------------
 NET ASSETS - 100.0%                                                     $33,768
                                                                        --------

 NOTES TO INVESTMENT PORTFOLIO:
 -------------------------------------------------------------------------------

(a) These securities, or a portion thereof, with a total market value of $2,114 are being used to collateralize open futures contracts.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d) Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1997.

Short futures contracts open at July 31, 1997:

                      Par value                                Unrealized
                     covered by             Expiration        depreciation
     Type             contracts               month           at 07/31/97
 -----------------------------------------------------------------------------
 Municipal Bond        $ 1,400               December              $ 6

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                            JULY 31, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $31,485)                                 $33,231
Short-term obligations                                                  100
                                                                    -------
                                                                     33,331
Receivable for:
  Interest                                           $471
  Fund shares sold                                     50
Deferred organization expenses                          6
Other                                                  69               596
                                                     -----           ------
    Total Assets                                                     33,927

LIABILITIES
Payable for:
  Distributions                                       132
  Fund shares repurchased                              20
  Variation margin on futures                           2
Accrued :
  Deferred Trustees fees                                2
Other                                                   3
                                                     ----
    Total Liabilities                                                   159
                                                                    -------

NET ASSETS                                                          $33,768
                                                                    =======

Net asset value & redemption price per share -
Class A ($16,562/2,256)                                             $  7.34
        ======== =====                                              =======

Maximum offering price per share - Class A
($7.34/0.9525)                                                      $  7.71(a)
====== ======                                                       =======

Net asset value & offering price per share -
Class B ($17,206/2,344)                                             $   7.34(b)
        ======== =====                                              ========


COMPOSITION OF NET ASSETS
Capital paid in                                                     $33,535
Undistributed net investment income                                      30
Accumulated net realized loss                                        (1,537)
Net unrealized appreciation (depreciation) on:
  Investments                                                         1,746
  Open futures contracts                                                (6)
                                                                    -------
                                                                    $33,768
                                                                    =======


(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                                   $ 950

EXPENSES
Management fee                                              $  84
Service fee                                                    26
Distribution fee - Class B                                     63
Transfer agent                                                 26
Bookkeeping fee                                                14
Trustees fee                                                    6
Custodian fee                                                   1
Audit fee                                                      11
Legal fee                                                       3
Registration fee                                                6
Reports to shareholders                                         5
Amortization of deferred
  organization expenses                                         4
Other                                                           1
                                                            -----
                                                              250
Fees and expenses waived or borne
   by the Adviser                                            (110)          140
                                                            -----         -----
       Net Investment Income                                                810
                                                                          -----


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                  28
  Closed futures contracts                                   (134)
                                                             -----
       Net Realized Loss                                                  (106)
Net unrealized appreciation (depreciation)
  during the period on:
  Investments                                               1,118
  Open futures contracts                                      (14)
                                                            -----
       Net Unrealized Appreciation                                        1,104
                                                                         ------
           Net Gain                                                         998
                                                                         ------
Net Increase in Net Assets from Operations                               $1,808
                                                                         ======

See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS

                                                   (Unaudited)
                                                    Six months      Year ended
(in thousands)                                     ended July 31    January 31
                                                   ---------------------------
INCREASE (DECREASE) IN NET ASSETS                      1997           1997
Operations:
Net investment income                               $   810        $ 1,627
Net realized gain (loss)                               (106)           173
Net unrealized appreciation (depreciation)            1,104           (883)
                                                    -------        -------
    Net Increase from Operations                      1,808            917
Distributions:
From net investment income - Class A                   (429)          (822)
From net investment income - Class B                   (378)          (812)
                                                    -------        -------
                                                      1,001           (717)
                                                    -------        -------
Fund Share Transactions:
Receipts for shares sold - Class A                      703          2,864
Value of distributions reinvested - Class A             253            481
Cost of shares repurchased - Class A                 (1,415)        (2,302)
                                                    -------        -------
                                                       (459)         1,043
                                                    -------        -------
Receipts for shares sold - Class B                      796          2,087
Value of distributions reinvested - Class B             189            421
Cost of shares repurchased - Class B                 (1,708)        (3,291)
                                                    -------        -------
                                                       (723)          (783)
                                                    -------        -------
    Net Increase (Decrease) from Fund
      Share Transactions                             (1,182)          260
                                                    -------        -------
        Total Decrease                                 (181)          (457)

NET ASSETS
Beginning of period                                  33,949         34,406
                                                    -------        -------
End of period (including undistributed
  net investment income of $30 and $24,
  respectively)                                     $33,768        $33,949
                                                    =======        =======

NUMBER OF FUND SHARES
Sold - Class A                                           99            405
Issued for distributions reinvested - Class A            35             68
Repurchased - Class A                                  (197)          (328)
                                                    -------        -------
                                                        (63)           145
                                                    -------        -------
Sold - Class B                                          111            297
Issued for distributions reinvested - Class B            26             60
Repurchased - Class B                                  (240)          (467)
                                                    -------        -------
                                                       (103)          (110)
                                                    -------        -------


See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                           JULY 31, 1997 (UNAUDITED)

 NOTE 1. INTERIM FINANCIAL STATEMENTS
 ...............................................................................

In the opinion of management of Colonial North Carolina Tax-Exempt Fund (the
Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

 NOTE 2. ACCOUNTING POLICIES
 ...............................................................................

Organization: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

                   Notes to Financial Statements/July 31, 1997
 -------------------------------------------------------------------------------
 NOTE 2. ACCOUNTING POLICIES - CONT.
 ...............................................................................

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B distribution fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Deferred organization expenses: The Fund incurred $31,806 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                      Notes to Financial Statements/July 31, 1997
-------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................

Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of Trust V as follows:

               Average Net Assets          Annual Fee Rate
               ------------------          ---------------
                First $2 billion                0.50%
                Over $2 billion                 0.45%

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent fee: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

Underwriting discounts, service and distribution fees: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $13,348 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $32,548 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

     Valuation of shares                             Annual
   outstanding on the 20th of                         Fee
  each month which were issued                        Rate
  ----------------------------                       ------
   Prior to November 30, 1994                         0.10%
   On or after December 1, 1994                       0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                   Notes to Financial Statements/July 31, 1997
-------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
 ...............................................................................

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.30% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
 ...............................................................................

Investment activity: During the six months ended July 31, 1997, purchases and sales of investments, other than short-term obligations, were $1,903,402 and $2,835,407 respectively.

Unrealized appreciation (depreciation) at July 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                        $1,746,077
Gross unrealized depreciation                                 0
                                                     ----------
       Net unrealized appreciation                   $1,746,077
                                                     ==========

Capital loss carryforwards: At January 31, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                     Year of                      Capital loss
                   expiration                     carryforward
                   ------------                   -------------
                      2003                        $  230,000
                      2004                           735,000
                      2005                           124,000
                                                    --------
                                                  $1,089,000
                                                  ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                   Notes to Financial Statements/July 31, 1997
 -------------------------------------------------------------------------------

Other: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT
 ...............................................................................

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as folllows:

                                (Unaudited)
                             Six months ended
                                  July 31               Year ended January 31,
                          -----------------------      -----------------------
                                   1997                        1997
                           Class A      Class B          Class A       Class B
                          -------        -------         -------       -------
Net asset value-
  Beginning of period     $ 7.120        $ 7.120         $ 7.270       $ 7.270
                          -------        -------         -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (a)                 0.188          0.161           0.376         0.322
Net realized and
 unrealized gain (loss)     0.218          0.218          (0.150)       (0.150)
                          -------        -------         -------       -------
Total from Investment
 Operations                 0.406          0.379           0.226         0.172
                          -------        -------         -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
 investment income         (0.186)        (0.159)         (0.376)       (0.322)
                          -------        -------         -------       -------
Net asset value-
 End of period            $ 7.340        $ 7.340         $ 7.120       $ 7.120
                          =======        =======         =======       =======
Total return(b)(c)          5.80%(d)       5.41%(d)        3.29%         2.51%
                          =======        =======         =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                    0.46%(e)(f)    1.21%(e)(f)     0.45%(e)      1.20%(e)
Net investment income       5.23%(e)(f)    4.48%(e)(f)     5.29%(e)      4.54%(e)
Fees and expenses waived
 or borne by the Adviser    0.66%(e)(f)    0.66%(e)(f)     0.66%(e)      0.66%(e)
Portfolio turnover             6%(d)          6%(d)          38%           38%
Net assets at end
 of period (000)          $16,562        $17,206         $16,522       $17,427

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                          $ 0.025        $ 0.025         $ 0.047       $ 0.047
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) Annualized.

                         FINANCIAL HIGHLIGHTS - CONT.


             Year ended January 31,
 ----------------------------------------------------
          1996                        1995
  Class A      Class B        Class A         Class B
 -------        -------         -------       -------

 $  6.680      $ 6.680         $ 7.500       $ 7.500
 --------       -------         -------       -------


    0.386        0.334           0.396         0.345

    0.588        0.588          (0.822)       (0.822)
 --------       -------         -------       -------

    0.974        0.922          (0.426)       (0.477)
 --------       -------         -------       -------


   (0.384)      (0.332)         (0.394)       (0.343)
 --------       -------         -------       -------

 $  7.270      $ 7.270         $ 6.680       $ 6.680
 ========       =======         =======       =======
   14.91%       14.07%         (5.55)%       (6.27)%
 ========       =======         =======       =======

    0.33%(e)     1.08%(e)        0.12%         0.87%

    5.47%(e)     4.72%(e)        5.83%         5.08%


    0.76%(e)     0.76%(e)        0.93%         0.93%
      34%          34%             37%           37%

 $ 15,813      $18,593         $14,189       $17,169


 $  0.053      $ 0.053         $ 0.063       $ 0.063

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                             Period ended
                              January 31
                          ----------------------
                                   1994(b)
                           Class A      Class B
                          -------        -------
Net asset value-
  Beginning of period     $  7.500      $ 7.500
                          --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (a)                  0.164        0.141
Net realized and
 unrealized gain (loss)        -            -
                          --------       -------
Total from Investment
 Operations                  0.164        0.141
                          --------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
 investment income          (0.164)      (0.141)
                          --------       -------
Net asset value-
 End of period            $  7.500      $ 7.500
                          ========       =======
Total return(c)(d)           2.22%(e)     1.90%(e)
                          ========       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                     0.10%(f)     0.85%(f)
Net investment income        4.91%(f)     4.16%(f)
Fees and expenses waived
 or borne by the Adviser     1.20%(f)     1.20%(f)
Portfolio turnover              1%(f)        1%(f)
Net assets at end
 of period (000)          $ 13,710      $ 9,934

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                          $  0.040      $ 0.040
(b) The Fund commenced investment operations on September 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial North Carolina Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial North Carolina Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial North Carolina Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[logo] Colonial
       Mutual Funds


Mutual Funds for
Planned Portfolios

Trustees
Robert J. Birnbaum
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin &
Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

William D. Ireland, Jr.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

William E. Mayer
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

George L. Shinn
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

Robert L. Sullivan
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Sinclair Weeks, Jr.
Chairman of the Board, Reed & Barton Corporation

        Colonial Investment Services, Inc., Distributor [copyright] 1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            NC-03/987D-0797 M (9/97)